PROSPECTUS | MAY 29, 2009

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured | May Lose Value | No Bank Guarantee

IndexIQ ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios called “Funds.” This Prospectus relates to the following Funds:

Name	CUSIP	Symbol
IQ Hedge Multi-Strategy Tracker ETF	45409B107	QAI
IQ Hedge Macro Tracker ETF	45409B206	MCRO

Each Fund is an exchange-traded fund. This means that shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, and trade at market prices. The market price for a Fund’s shares may be different from its net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at their NAV only in blocks of 50,000 shares or multiples thereof (each, a “Creation Unit”). Only certain large institutional investors, known as “Authorized Participants,” may purchase and redeem Creation Units directly from a Fund at NAV. These transactions are usually in exchange for a basket of securities similar to a Fund’s portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM A FUND AT NAV.

Introduction

The Trust is an investment company consisting of five separate investment portfolios (each, a “Fund”) that are exchange-traded funds (“ETFs”). ETFs are index funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional index fund investing. The investment objective of each Fund is to replicate as closely as possible, before fees and expenses, the price and yield performance of a particular index (each, an “Underlying Index”) developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of the Funds’ investment advisor.

This prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and each Fund in particular.

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to each Fund. Mellon Capital Management Corporation (the “Sub-Advisor”) is the sub-advisor to each Fund.

Investment Objectives

Each Fund seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of a particular Underlying Index developed by IndexIQ.

Each Fund is designed to match the following objectives:

The IQ Hedge Multi-Strategy Tracker ETF seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Multi-Strategy Index, which seeks to replicate the risk-adjusted returns of hedge funds that employ various hedge fund investment styles, which may include but are not limited to macro, long/short, event-driven, market neutral, emerging markets, fixed-income arbitrage and other strategies commonly used by hedge fund managers.

The IQ Hedge Macro Tracker ETF seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Macro Index, which seeks to replicate the risk-adjusted returns of hedge funds pursuing a macro strategy.

Principal Investment Strategies Common to All Funds

Each Fund is a “fund of funds” as each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. Each Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components primarily will include ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute each Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index) and ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one).

The Underlying Indexes generally are based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating indexes that have similar exposures to the same investment strategies and asset classes, IndexIQ seeks to replicate the risk-adjusted return characteristics of the hedge funds using a given hedge fund investment style (the “Strategy”). By attempting to replicate “risk-adjusted return characteristics,” IndexIQ is trying to generate total return and volatility results of a broad-based hedge fund Strategy over a 12 to 36 month period of time, and not on a daily basis, that are substantially similar to a given Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in its Underlying Index Components. The Underlying Index Components provide exposure to broad asset classes that include but are not limited to U.S. and international equities, U.S. and international government fixed-income securities, U.S. corporate credit and high yield bonds, currencies, real estate (as represented by investment in the equity securities of real estate investment trusts (“REITs”)), and commodities.

In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub- Advisor believes will help the Fund track its Underlying Index. For example, a Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, a Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (“Financial Instruments”). As an example of the use of such Financial Instruments, a Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Index. The Funds will not directly employ leverage in their investment strategies. Nevertheless, a Fund may indirectly be leveraged if and to the extent the Fund invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Underlying Index Components that are eligible for inclusion in the Underlying Indexes include domestic ETFs and ETVs that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange (the “NYSE”), the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ. The Underlying Index Components are selected for inclusion in the Underlying Indexes using a rules-based process that determines whether their investment strategies and asset class exposures match or substantially match those of the Strategy. After the Underlying Index Components are selected, they are weighted within each Underlying Index by applying a quantitative process that measures, on a historical basis, the relationship of the returns of the Underlying Index to the particular Strategy it is seeking to replicate in order to arrive at the relative Underlying Index Component weights that are most similar to the Underlying Index’s investment objective.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Indexes by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process.

The Underlying Indexes are unlike traditional market-oriented indexes like the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Indexes seek to track the returns of distinct hedge fund investment styles. The Funds do not invest in hedge funds, and the Underlying Indexes do not include hedge funds as index components. The Funds are not funds of hedge funds.

Each Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

To the extent that a Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of a Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Principal Risk Factors Common to All Funds

Each Fund is subject to the principal risks described below, as well as the risks described in each Fund’s summary section and the Additional Risks Section located in this Prospectus. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Funds’ investment performance, because they are funds of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in a Fund is subject to the risks associated with the Underlying ETFs that comprise the Fund’s Underlying Index. A Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Indexes may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Funds to the following risks: Market Risk; Market Trading Risk; Tracking Error/Index Risk; Replication Management Risk; Foreign Securities Risk; Emerging Market Securities Risk; Real Estate Securities Risk; High Yield Securities Risk; Small-Capitalization Companies Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Commodities Risk; Currency Risk; Equity Securities Risk; Fixed-Income

Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Leverage Risk; Call Risk; Credit/Default Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; and Valuation Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of a Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The Underlying Indexes are new and have limited historical performance data that is not predictive of future results. The Underlying Indexes may not be successful in replicating the performance of their target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the underlying strategies of the Underlying Indexes, IndexIQ may not be successful in replicating the target returns.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Funds may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

A Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the

Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

Each Fund is a new fund. As a new fund, there can be no assurance that each Fund will grow to or maintain an economically viable size, in which case a Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of each Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of a Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

IQ Hedge Multi-Strategy Tracker ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index, developed by IndexIQ. The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

Index Description

The Underlying Index seeks to replicate the risk-adjusted return characteristics of hedge funds that employ various hedge fund investment styles, which may include but are not limited to long/short equity, macro, market neutral, event-driven, fixed-income arbitrage, emerging markets and other strategies commonly used by hedge fund managers (the “Strategy”).

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Emerging markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. small-cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  Real estate investment trusts; and

  Commodities.

Principal Risks of Investing in the Fund

The Principal Risks of investing in each Fund are identified in the section “Principal Risk Factors Common to All Funds.” The following are the principal risks that the Fund is exposed to by its Underlying ETFs: Market Risk; Market Trading Risk; Tracking Error/Index Risk; Replication Management Risk; Equity Securities Risk; Small-Capitalization Companies Risk; Fixed-Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

See also “Additional Risks” for other risk factors.

IQ Hedge Macro Tracker ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its Underlying Index, the IQ Hedge Macro Index, developed by IndexIQ. The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

Index Description

The Underlying Index’s objective is to replicate the risk-adjusted return characteristics of hedge funds employing a macro strategy (the “Strategy”). The Underlying Index has a particular focus on emerging markets. The Strategy typically employs top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. small-cap equity;

  Emerging market equity, debt and sovereign debt;

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  Real estate investment trusts; and

  Commodities.

Principal Risks of Investing in the Fund

The Principal Risks of investing in each Fund are identified in the section “Principal Risk Factors Common to All Funds.” The following are the principal risks that the Fund is exposed to by its Underlying ETFs: Market Risk; Market Trading Risk; Tracking Error/Index Risk; Replication Management Risk; Equity Securities Risk; Small-Capitalization Companies Risk; Fixed-Income Securities Risk; Zero Coupon Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; Sovereign Debt

Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Valuation Risk; Currency Risk; and Real Estate Securities Risk. See “Risks of Underlying ETFs.”

See also “Additional Risks” for other risk factors.

Performance Information

As of the date of this Prospectus, the Funds have been in operation for less than one full calendar year and therefore do not report their performance information.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) will not pay the “Creation Transaction Fee” or “Redemption Transaction Fee” shown below, but may be subject to costs (including customary brokerage commissions charged by their broker) which are not reflected in the table set forth below.

Shareholder Fees

Fund	Fees Paid Directly From Your Investment*	Standard Creation/ Redemption Transaction Fee(a)	Maximum Creation/ Redemption Transaction Fee(a)
IQ Hedge Multi-Strategy
Tracker ETF	None	$500	$2,000
IQ Hedge Macro
Tracker ETF	None	$500	$2,000

Annual Fund Operating Expenses(b)

Fund	Management Fee(c)	Distribution and/or Service (12b-1) Fees(d)	Other Operating Expenses(c)	Acquired Fund Fees and Expenses(e)	Total Annual Fund Operating Expenses
IQ Hedge
Multi-Strategy
Tracker ETF	0.75%	0.00%	0.00%	0.34%	1.09%

IQ Hedge Macro
Tracker ETF	0.75%	0.00%	0.00%	0.39%	1.14%

(footnotes appear on following page)

Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of a Fund.

Each Fund sells and redeems Shares in Creation Units generally on an in-kind basis for the component securities of that Fund. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Funds only in Creation Units of 50,000 Shares valued at approximately $1,250,000 as of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Fund	Year 1	Year 3
IQ Hedge Multi-Strategy Tracker ETF	$112	$348
IQ Hedge Macro Tracker ETF	$117	$364

*	See “Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

(a)

The Creation Transaction Fee and Redemption Transaction Fee apply to each creation or redemption order, regardless of the number of Creation Units created or redeemed. The fee is paid by Authorized Participants that purchase or redeem Shares in Creation Units Only. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(b)	Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(c)

The Fund pays the Advisor a single, unified management fee. The Fund compensates the Trustees of the Trust who are not “interested persons” of the Fund (as defined in the 1940 Act) and pays for certain other Fund expenses that are not covered by the Advisor’s unified fee. See “Management — Investment Advisor.” The Funds have not yet commenced operations or have operated for less than a full year and Other Expenses are based on estimated amounts for the current fiscal year.

(d)

The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to April 30, 2010.

(e)	Amount represents the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds. The Funds have not yet commenced operations or have operated for less than a full year and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Because the ratio of expenses to average net assets presented under “Financial Statements” in the SAI reflects the operating expenses of the Fund without including acquired fund fees and expenses, the Total Annual Fund Operating Expenses presented here may differ from those reflected under “Financial Statements,” if any.

Creation Transaction Fees and Redemption Transaction Fees

The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as Authorized Participants (each, an “AP” and, together, the “APs”) may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $500 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an AP on the same day. The value of a Creation Unit as of the first creation date is expected to be approximately $1,250,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to a maximum of four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. APs who hold Creation Units will also pay the annual Fund operating expenses described in the “Annual Fund Operating Expenses” table above. Assuming an investment in a Creation Unit of the IQ Hedge Multi-Strategy Tracker ETF in the amount of $1,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $13,966 if the Creation Unit is redeemed after one year and $43,545 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Creation and Redemption of Creation Units.”

Risks of Underlying ETFs

Investments in each Fund are subject to the risks associated with an investment in the Underlying ETFs. In addition to the risks described above, the following risks should also be considered when making an investment in a Fund. See also the section on “Additional Risks” for other risk factors.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF’s net investment income.

Commodities Risk

Certain Underlying ETFs have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the performance of certain Underlying ETFs is linked to the performance of highly volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of shares of the Underlying ETFs.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions. In those instances, an Underlying ETF will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying ETF will sustain losses.

Credit/Default Risk

Credit and default risk exists where an issuer or guarantor of fixed-income securities (including ETNs) held by an Underlying ETF may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high yield or “junk” bonds presenting the greatest risk.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, an Underlying ETF’s investments in foreign currency-denominated securities may reduce the return of the Underlying ETF.

Derivatives Risk

A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Certain Underlying ETFs may invest in certain types of derivatives contracts, including futures, options and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk and management risk.

Emerging Market Securities Risk

Securities of issuers based in countries with developing economies (emerging markets) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain Underlying ETFs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underling ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain Underlying ETFs.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed-Income Securities Risk

All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed-income securities with longer maturities or durations.

Foreign Securities Risk

When an Underlying ETF invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying ETF will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Underlying ETF invests in emerging markets.

Growth Investing Style Risk

Certain Underlying ETFs emphasize a “growth” style of investing. The market values of such securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Leverage Risk

Leverage, including borrowing, may cause an Underlying ETF to be more volatile by magnifying the Underlying ETF’s gains or losses than if the Underlying ETF had not been leveraged. The use of leverage may cause the Underlying ETF to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk

The market price of Underlying ETFs owned by a Fund may go up or down, sometimes rapidly or unpredictably. Underlying ETFs may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Overall Underlying ETF values could decline generally or could underperform other investments.

Market Trading Risk

An investment in an Underlying ETF involves risks similar to those of investing in any fund of equity securities, fixed-income securities and/or commodities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying ETFs.

Mortgage-Backed Securities Risk

Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying ETF to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Real Estate Securities Risk

Certain Underlying ETFs may concentrate their investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the investments of those Underlying ETFs. Investing in real estate securities (which include REITs) may subject Underlying ETFs to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Underlying ETF’s investments in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and maintaining exemption from the registration requirements of the 1940 Act.

Replication Management Risk

Unlike many investment companies, the Underlying ETFs are not “actively” managed. Therefore, they would not necessarily sell a stock or bond because the stock’s or bond’s issuer was in financial trouble unless that stock or bond is removed from its underlying index.

Small-Capitalization Companies Risk

Stock prices of small-capitalization companies may be more volatile than those of larger companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, an Underlying ETF may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Tracking Error/Index Risk

An Underlying ETF’s performance may not match its underlying index during any period of time. Although each Underlying ETF attempts to track the performance of its underlying index, the Underlying ETF may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to management risk, liquidity risk and new fund risk, as well as Underlying ETF expenses, which the underlying index does not incur. Additionally, the historical performance data of each underlying index is not predictive of future results.

Since the Underlying Indexes are not subject to the diversification requirements to which the Funds must adhere, the Funds may be required to deviate their investments from the securities and relative weightings of the Underlying Indexes. The Funds may not invest in certain securities included in the Underlying Indexes due to liquidity constraints. Liquidity constraints may delay the Funds’ purchase or sale of securities included in the Underlying Indexes. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing it to deviate from the Underlying Indexes. An Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If an Underlying ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stocks in its underlying index with the same weightings as the underlying index.

Valuation Risk

Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the securities in the Underlying ETF’s portfolio may change on days when shareholders, such as the Funds, will not be able to purchase or sell the Underlying ETF’s shares.

Value Investing Style Risk

Certain Underlying ETFs emphasize a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

Zero Coupon Securities Risk

The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though Underlying ETFs receive no interest payments in cash on the security during the year.

Additional Investment Strategies

Each Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Underlying Index Components that comprise its Underlying Index. In addition, each Fund may invest up to 20% of its net assets in securities not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Each Fund may also invest in money market instruments, including short-term debt instruments and repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), rather than Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as cover for outstanding Financial Instruments exposure, for liquidity purposes, or to earn interest. A Fund may invest directly, or indirectly through ETFs, in foreign companies, including companies in emerging markets, to the extent that the Underlying Index Components directly or indirectly include such companies. Similarly, the Funds may also invest directly, or indirectly through ETFs, in U.S. companies of any market capitalization to the extent an Underlying Index is exposed to them. Swaps may be used by the Funds to seek performance that corresponds to its Underlying Index and to manage cash flows. The Advisor anticipates that it may take approximately two business days (i.e., each day the NYSE is open for trading) for additions and deletions to a Fund’s Underlying Index to be reflected in the portfolio composition of that Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

Securities Lending

The Funds may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the NYSE may be halted due to market conditions or for reasons that, in the view of the NYSE, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE “circuit breaker” rules. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE. The Advisor cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Advisor believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Foreign Risk

When a Fund invests in foreign markets, either through direct investment in a foreign Underlying ETF or through the investment policies of an Underlying ETF, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets. Foreign currency transactions, in addition to counterparty risk, are subject to the risk that currency exchange rates may fluctuate significantly, for a variety of reasons, over short periods of time causing the Fund’s NAV to fluctuate as well.

Risk of Investing in Small- or Mid-Cap Companies

A Fund may invest in small- or mid-cap companies or Underlying ETFs that invest in small- or mid-cap companies. The securities of these companies often have greater price volatility and less liquidity than large-cap companies which could cause the Fund to incur losses.

Risk of Investing in Real Estate Instruments

A Fund may invest in REITs or Underlying ETFs tracking REIT performance. These instruments expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining a Fund’s tax status. In addition, a Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if it did not engage in such transactions.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities

(e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Shares are not Individually Redeemable

Shares may be redeemed by the Funds only in large blocks known as “Creation Units” which are expected to be worth in excess of one million dollars each. The Trust may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Funds. These entities are referred to as “Authorized Participants.” All other persons or entities transacting in Shares must do so in the Secondary Market.

Absence of Prior Active Market

Although Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to the Underlying Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Please refer to the SAI for a more complete discussion of the risks of investing in Shares.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Creation and Redemption of Creation Units

The Funds issue and redeem Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” For each Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participation Agreement”). Because Creation Units cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Funds in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

Retail investors may acquire Shares in the Secondary Market (not from the Funds) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly traded. For information about acquiring Shares in the

Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Purchasing Creation Units Directly From the Funds

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund’s Portfolio (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s Custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

The Distributor processes purchase orders only on a day that the NYSE Arca is open for trading (a “Business Day”). The NYSE Arca is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. You can purchase Shares directly from the Funds in integral Creation Units only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by 4:00 p.m. New York time, as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by 4:00 p.m. New York time, then it will be processed that day. Purchase orders received in proper form after 4:00 p.m. New York time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders, as further described in the SAI, must be received by the Distributor no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See the section of the SAI entitled “Creation and Redemption of Creation Units” for additional information about custom orders. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The Funds define “proper form” generally as an order (purchase or redemption) received by the Distributor that complies with the Participant Agreement, is timely submitted and is sufficiently complete and clear that the Distributor does not need to exercise any discretion to complete the order.

The Trust or the Distributor may reject any purchase order that is not submitted in proper form. They may also reject a purchase order if (1) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (2) the securities delivered do not contain the securities in the Deposit Securities and the Advisor has not consented to the changes; (3) the acceptance of the securities tendered would have certain adverse tax consequences, such as causing the particular Fund to no longer meet “registered investment company” status under the Code for federal tax purposes; (4) the acceptance of the securities tendered would, in the opinion of counsel to the Trust, be unlawful, as in the case of a purchaser who was banned from trading in securities; (5) the acceptance of the securities tendered would otherwise, in the discretion of the Advisor, have an adverse effect on the Trust or the particular Fund or on the rights of shareholders, including but not limited to, the beneficial owner of the Shares; (6) the Cash Component to accompany the Deposit Securities exceeds a purchase authorization limit afforded to the Authorized Participant by the Fund’s Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian before 4:00 p.m. New York time on the transmittal date; and (7) there exist circumstances outside the control of the Trust that make it impossible to process purchases of Shares for all practical purposes.

Redeeming Creation Units Directly from the Funds

The redemption process is essentially the reverse of the purchase process described above. To redeem Shares directly from the Funds, you must be an Authorized Participant or you must redeem through a broker, dealer, bank or other entity that is an Authorized Participant, and you must tender Shares in Creation Units. Each Fund’s custodian makes available immediately prior to the opening of business each day on the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (the “Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Units” in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than 4:00 p.m. New York time in order to receive that day’s closing NAV per Share. A redemption order must be transmitted to the Distributor by U.S. mail, telephone, facsimile or other electronic means permitted under the Participant Agreement. In order to receive the NAV on that day, a redemption order must be received by the Distributor in proper form prior to 4:00 p.m. New York time. Mail is received periodically throughout the day. A redemption order sent by U.S. mail will be opened and time stamped when it is received.

The Trust or the Distributor may reject any redemption order that is not submitted in proper form. The Trust may not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption for more than seven days, other than (1) any period during which the NYSE Arca is closed other than customary weekend and holiday closings; (2) any period during which trading on the NYSE Arca is suspended or restricted; (3) any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine its NAV; and (4) for such other periods as the SEC may by order permit for the protection of holders of Shares.

Transaction Fees

A Creation Transaction Fee or Redemption Transaction Fee of $500 is applicable to each creation or redemption transaction, as applicable, regardless of the number of Creation Units transacted. From time to time, the Funds may waive this fixed transaction fee. When buying or selling Shares in the Secondary Market, investors may be charged a commission, market premium or discount, or other transaction charge.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the Creation Transaction Fee or Redemption Transaction Fee will be charged. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Units” in the SAI.

Buying and Selling Shares in the Secondary Market

Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of each Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares.

Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

Management

The Board of Trustees of the Trust is responsible for the general supervision of the Funds. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Funds.

Investment Advisor

The Advisor has been registered as an investment advisor with the SEC since August 2007 and is a wholly-owned indirect subsidiary of Financial Development Holdco LLC, d/b/a “IndexIQ.” The Advisor’s principal office is at 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

The Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Funds. The Advisor has arranged for sub-advisory, custody, fund administration, transfer agency and all other non-distribution related services necessary for the Funds to operate.

As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to 0.75% of a Fund’s average daily net assets that is calculated daily and paid monthly. The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Advisor serves as advisor to each Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Independent Trustees of the Trust at its annual meeting. The basis for the Trustees’ approval of the Advisory Agreement will be available in the trust’s Annual Report for the period ended April 30, 2009.

Under the Advisory Agreement, the Advisor agrees to pay all expenses of the Trust, except brokerage other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Funds.

The Sub-Advisor

Mellon Capital Management Corporation, which is unaffiliated with the Advisor, acts as the investment sub-advisor of the IQ Hedge Multi-Strategy Tracker ETF pursuant to a sub-advisory agreement with the Advisor (the ‘’Sub-Advisory Agreement’’). The Trust anticipates that the Sub-Advisor will serve as the investment sub-advisor to the IQ Hedge Macro Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF and IQ Hedge Market Neutral Tracker ETF pursuant to amendment to the Sub-Advisory Agreement upon the commencement of these Funds’ operations. The Sub-Advisor is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of December 31, 2008, the Sub-Advisor had approximately $140 billion in assets under management. Pursuant to the Sub-Advisory Agreement, the Sub-Advisor will manage the investment and reinvestment of the Funds’ assets on an ongoing basis under the supervision of the Advisor.

Pursuant to the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor on a monthly basis a portion of the net advisory fees it receives from the Funds the Sub-Advisor is advising, at the annual rate of 0.12% of each such Fund’s average daily net assets up to $100 million and 0.07% of each such Fund’s average daily net assets over $100 million.

Portfolio Management

The portfolios are managed by the Sub-Advisor’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of the Funds’ portfolios are:

Ms. Denise Krisko is a Managing Director, Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for the Sub-Advisor. Ms. Krisko has also been a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors since August of 2005. Prior to joining The Bank of New York, from 2000 to 2004, Ms. Krisko held various senior investment positions with Deutsche Asset Management and Northern Trust, including quantitative strategies director, senior portfolio manager and trader. From 1991 to 2000 she was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst (“CFA”) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Steven Wetter is a vice president, senior portfolio manager of Equity Index Strategies and has an M.B.A. from New York University, Stern School of Business with 22 years of investment experience and has been at Mellon Capital for 2 years. Prior to joining the team, Mr. Wetter was a senior portfolio manager and trader in the International Quantitative division of Bankers Trust and continued in that role as the division was sold to Deutsche Bank in 1999 and Northern Trust in 2003. Previously Mr. Wetter held positions in the financial industry as part of the International Equity team at Scudder Stevens and Clark.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

Other Service Providers

Index Provider

Financial Development HoldCo LLC (“IndexIQ”) is the index provider for each Fund. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Underlying Indexes. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Indexes, of which one is currently being used by a registered investment company. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indexes for the operation of the Funds. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indexes. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian, Accounting and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Funds’ Administrator, Accountant, Custodian and Transfer Agent.

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BNY Mellon serves as Administrator for the Funds. Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation and is an affiliate of the Sub-Advisor.

Distributor

ALPS Distributors, Inc. serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022-2585, serves as counsel to the Trust.

Frequent Trading

The Trust’s Board of Trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Fund Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, a Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in a Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that a Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Service and Distribution Plan

The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to April 30, 2009. However, in the event

Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time they will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Determination of Net Asset Value (NAV)

The NAV of the Shares for a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

In calculating NAV, each Fund’s investments are valued using market quotations when available. When market quotations are not readily available or are deemed unreliable, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; and (3) securities whose trading has been halted or suspended.

The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Valuing the Funds’ investments using fair value pricing results in using prices for those investments that may differ from current market valuations.

Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time).

Indicative Intra-Day Value

The approximate value of each Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the NYSE Arca every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third party calculator calculates the IIV for each Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

The Funds provide the independent third party calculator with information to calculate the IIV, but the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds make no warranty as to the accuracy of the IIV.

Dividends, Distributions and Taxes

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares.

Tax Treatment of a Fund

Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a regulated investment company for any year, the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders.

In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security against a prior gain from a substantially similar portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to 65% of the Fund shareholder’s proportionate share of the Fund’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption)

of the securities received (plus any cash received by the authorized participant as part of the redemption) and (ii) the authorized participant’s basis in the redeemed Shares (plus any cash paid by the authorized participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years beginning on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Code of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

Fund Website and Disclosure of Portfolio Holdings

The Advisor maintains a website for the Funds at www.indexiq.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (1) the prior Business Day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of a Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, each Fund will disclose on its website (www.indexiq.com) the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Other Information

The Funds are not sponsored, endorsed, sold or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

Financial Highlights

The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

IndexIQ ETF Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect nonpublic personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any nonpublic personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

Frequently Used Terms

Trust	IndexIQ ETF Trust, a registered open-end investment company
Funds	The investment portfolios of the Trust
Shares	Shares of the Funds offered to investors
Advisor	IndexIQ Advisors LLC
Sub-Advisor	Mellon Capital Management Corporation
Custodian	The Bank of New York Mellon, the custodian of the Funds’ assets
Distributor	ALPS Distributors, Inc., the distributor to the Funds
AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor.
NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading
IIV	The Indicative Intra-Day Value, an appropriate per-Share value based on a Fund’s portfolio
1940 Act	Investment Company Act of 1940, as amended
NAV	Net asset value
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Secondary Market	A national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time
Securities Act	Securities Act of 1933, as amended

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

PROSPECTUS | MAY 28, 2009

IndexIQ ETF Trust

FOR MORE INFORMATION

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. As of the date of this prospectus, the Funds contained in this prospectus had not commenced operations. The Annual Report for the period ended April 30, 2009 will become available to shareholders in June 2009.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling IndexIQ at
1-888-934-0777. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-888-934-0777
By mail:	IndexIQ ETF Trust c/o IndexIQ 800 Westchester Avenue, Suite N-611 Rye Brook, NY 10573
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.indexiq.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference. Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IQ® and IndexIQ® are registered service marks of IndexIQ.

The Funds’ investment company registration number is 811-22227